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                                   EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



 As independent public accountants, we hereby consent to the inclusion in this Form 10-K of our report dated September 3, 1998, and to all references to our Firm included in this Form 10-K



                                                   Arthur Andersen LLP


 Minneapolis, Minnesota
 September 28, 1999


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